                     [LOGO OF THE AMERICAN FUNDS GROUP(R)]

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                           American Balanced Fund(R)

                                   Prospectus



                                 MARCH 1, 1997

AMERICAN BALANCED FUND, INC.
One Market
Steuart Tower, Suite 1800
San Francisco, CA 94105
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TABLE OF CONTENTS

Expenses                                                                    3
 .............................................................................
Financial Highlights                                                        4
 .............................................................................
Investment Policies and Risks                                               5
 .............................................................................
Securities and Investment Techniques                                        6
 .............................................................................
Multiple Portfolio Counselor System                                         9
 .............................................................................
Investment Results                                                         10
 .............................................................................
Dividends, Distributions and Taxes                                         11
 .............................................................................
Fund Organization and Management                                           12
 .............................................................................
Shareholder Services                                                       15
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The investment objectives of the fund are: (1) conservation of capital,
(2) current income, and (3) long-term growth of capital and income. The fund strives to accomplish these objectives by investing in a broadly diversified portfolio of securities including stocks and bonds. The fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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EXPENSES
The effect of the expenses described below is reflected in the fund's share price or return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Fund operating expenses are paid out of the fund's assets and are factored into its share price.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)                                   5.75%

 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets)

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Management fees                                                       0.31%
 ................................................................................
12b-1 expenses                                                        0.25%/1/
 ................................................................................
Other expenses                                                        0.11%
 ................................................................................
Total fund operating expenses                                         0.67%

/1/ 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually. Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
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One year                                                              $ 64
 ................................................................................
Three years                                                           $ 78
 ................................................................................
Five years                                                            $ 93
 ................................................................................
Ten years                                                             $136

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

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                                        AMERICAN BALANCED FUND / PROSPECTUS    3
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FINANCIAL HIGHLIGHTS

The following information for the six years ended December 31, 1996 has been audited by Deloitte & Touche llp, independent auditors, and for the four years ended December 31, 1990 by KPMG Peat Marwick, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

SELECTED PER-SHARE DATA

                                                                YEARS ENDED DECEMBER 31
                                                                .......................
                             1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
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Net asset value,
beginning of year             $14.15    $12.00    $12.57    $12.28    $12.05    $10.32    $11.41    $10.46    $10.13    $10.83
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INCOME FROM
INVESTMENT
OPERATIONS:
Net investment
income                           .57       .57       .57       .59       .61       .62       .63       .66       .59       .59
 ...............................................................................................................................
Net realized and
unrealized gain (loss)
on investments                  1.24      2.61      (.53)      .76       .49      1.86      (.82)     1.54       .68      (.14)
 ...............................................................................................................................
Total income (loss)
from investment
operations                      1.81      3.18       .04      1.35      1.10      2.48      (.19)     2.20      1.27       .45
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LESS DISTRIBUTIONS:
Distributions from
net investment
income                          (.56)     (.56)     (.56)     (.60)     (.60)     (.62)     (.63)     (.67)     (.62)     (.67)
 ...............................................................................................................................
Distributions from
net realized gains              (.85)     (.47)     (.05)     (.46)     (.27)     (.13)     (.27)     (.58)     (.32)     (.48)
 ...............................................................................................................................
Total distributions            (1.41)    (1.03)     (.61)    (1.06)     (.87)     (.75)     (.90)    (1.25)     (.94)    (1.15)
 ...............................................................................................................................
Net asset value,
end of year                   $14.55    $14.15    $12.00    $12.57    $12.28    $12.05    $10.32    $11.41    $10.46    $10.13
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Total return/1/                13.17%    27.13%      .34%    11.27%     9.48%    24.69%    (1.57)%   21.53%    12.87%     4.02%
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RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
year (in millions)            $3,941    $3,048    $2,082    $1,710    $1,067      $642      $370      $275      $218      $193
 ...............................................................................................................................
Ratio of expenses
to average net assets            .67%      .67%      .68%      .71%      .74%      .82%      .84%      .78%      .76%      .68%
 ...............................................................................................................................
Ratio of net
income to average net
assets                         4.01%      4.38%     4.76%     4.74%     5.19%     5.56%     5.95%     5.80%     5.54%     5.17%
 ...............................................................................................................................
Average
commissions
paid per share/2/               5.78c     6.16c     6.25c     6.82c     7.21c     7.45c     7.63c     7.75c     7.51c     7.18c
 ...............................................................................................................................
Portfolio turnover rate        43.85%   39.03%     32.05%    27.81%    17.00%    24.65%    25.51%    37.31%    41.90%    42.00%
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/1/ Excludes maximum sales charge of 5.75%.
/2/ Brokerage commissions paid on portfolio transactions increase the cost ofsecurities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as fixed-income transactions, are excluded.

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4   AMERICAN BALANCED FUND / PROSPECTUS
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INVESTMENT POLICIES AND RISKS

The fund strives to provide you with conservation of capital, current income and long-term growth of both capital and income.

The fund's investment objectives are: (1) conservation of capital, (2) current income, and (3) long-term growth of capital and income. The fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor.

The fund invests in a broadly diversified portfolio of securities, including common stocks, preferred stocks, corporate bonds and U.S. Government securities. Assets may also be held in cash or cash equivalents (such as commercial paper, commercial bank obligations, and securities of the U.S. Government, its agencies and instrumentalities). The fund will maintain at least 25% of the value of its total assets in fixed-income securities. These securities will be investment grade, which are rated in the top four quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or unrated but determined to be of equivalent quality by the fund's investment adviser. MORE INFORMATION ON THE FUND'S
INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

The fund's fundamental investment restrictions (described in the statement of additional information) and objectives may not be changed without shareholder approval. All other investment practices may be changed by the fund's board of directors.

ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVES CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

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                                        AMERICAN BALANCED FUND / PROSPECTUS    5
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SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES

Equity securities represent an ownership position in a company. These securities may include common stocks, preferred stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities.

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

The fund may invest in debt securities rated BBB by S&P or Baa by Moody's or unrated but determined to be of equivalent quality by Capital Research and Management Company. These securities are considered to have speculative characteristics.

U.S. GOVERNMENT SECURITIES

Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

Certain securities issued by the U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

The fund may invest in notes and bonds issued by the U.S. Treasury and federal agencies whose interest payments vary with the rate of inflation.

MORTGAGE-RELATED SECURITIES

The fund may invest in Government National Mortgage Association certificates, which are securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the U.S.

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6   AMERICAN BALANCED FUND / PROSPECTUS
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Government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity.

Although the mortgage loans in the pool will have stated maturities of up to 30 years, the actual average life or effective maturity of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, which may occur at higher or lower yields than the original yield, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates.

The fund also may invest in securities representing interests in pools of conventional mortgage loans issued by the Federal National Mortgage Association
(FNMA) or by the Federal Home Loan Mortgage Corporation (FHLMC).

In addition, the fund may invest in collateralized mortgage obligations (CMOs) and mortgage-backed bonds and interest-only or principal-only STRIPs which may be issued by various governmental entities or private institutions. A CMO is made up of a series of bonds of varying maturities that together are fully collateralized directly or indirectly by a pool of mortgages on which the payments of principal and interest are dedicated to payment of principal and interest on the bonds. Mortgage-backed bonds are general obligations fully collateralized directly or indirectly by a pool of mortgages, but on which payments are not passed through directly. The fund will only purchase CMOs or mortgage-backed bonds which are fully collateralized by securities issued by GNMA, FNMA or FHLMC and/or mortgages insured by GNMA.

INVESTING IN VARIOUS COUNTRIES

The fund will invest no more than 10% of its assets in securities of issuers that are domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market). Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political and social conditions; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund may bear certain expenses in connection with currency

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                                        AMERICAN BALANCED FUND / PROSPECTUS    7
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transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions. The fund currently intends to limit these investments to those that are U.S. dollar denominated.

FORWARD COMMITMENTS

The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the securities beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund also may enter into "roll" transactions which are the sale of GNMA certificates or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement.

U.S. PRIVATE PLACEMENTS

Private placements may be either purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in such private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act (for example, private placements sold pursuant to Rule 144A). Accordingly, all such private placements will be considered illiquid unless they have been specifically determined to be liquid taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures adopted by the fund's board of directors. Additionally, investing in private placement securities could have the effect of increasing the level of illiquidity of the fund's portfolio to the extent that "qualified" institutional investors become, for a period of time, uninterested in purchasing these securities. The fund will not invest more than 10% of its total assets in illiquid securities.

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8   AMERICAN BALANCED FUND / PROSPECTUS
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MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.


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                                                                                        YEARS OF EXPERIENCE AS
                                                                                         INVESTMENT PROFESSIONAL
                                                                                              (APPROXIMATE)
                                                                                    ...................................
                                                         YEARS OF EXPERIENCE
                                                       AS PORTFOLIO COUNSELOR       WITH CAPITAL
                                                      (AND RESEARCH PROFESSIONAL,   RESEARCH AND
PORTFOLIO COUNSELORS                                  IF APPLICABLE) FOR AMERICAN    MANAGEMENT
    FOR AMERICAN                                         BALANCED FUND, INC.         COMPANY OR
BALANCED FUND, INC.     PRIMARY TITLE(S)                   (APPROXIMATE)             ITS AFFILIATES     TOTAL YEARS
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ABNER D.                Senior Vice President of       22 years                      30 years            45 years
GOLDSTINE               the fund.  Senior Vice
                        President and Director,
                        Capital Research and
                        Management Company
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J. DALE                 Vice President, Capital         1 year                        6 years             8 years
HARVEY                  Research Company+
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ROBERT G.               President of the fund.         11 years (in addition to      22 years            25 years
O'DONNELL               Senior Vice President          14 years as a research
                        and Director, Capital          professional prior to
                        Research and                   becoming a portfolio
                        Management Company             counselor for the fund)*
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VICTOR M.               Senior Vice President,          1 year**                     22 years            35 years
PARACHINI               Capital Research and
                        Management Company
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 Capital Research and Management Company has been the fund's investment adviser since July 26, 1975.
+  Company affiliated with Capital Research and Management Company.
* Prior to July 26, 1975, Mr. O'Donnell was a research professional with American Express Investment Management Company, the fund's previous investment adviser.
** Prior to July 26, 1975, Mr. Parachini was a portfolio counselor with
   American Express Investment Management Company, the fund's previous investment adviser.
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                                        AMERICAN BALANCED FUND / PROSPECTUS    9
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INVESTMENT RESULTS
The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis. Results calculated without a sales charge will be higher.

X TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

X YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

X DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

                              INVESTMENT RESULTS
                     (FOR PERIODS ENDED DECEMBER 31, 1996)


                    THE FUND        THE FUND AT
AVERAGE ANNUAL       AT NET           MAXIMUM              LEHMAN
TOTAL RETURNS:     ASSET VALUE1   SALES CHARGE/1/,/2/      INDEX/3/  S&P 500/4/
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One year              13.17%           6.68%                3.63%       22.90%
 ................................................................................
Five years            11.95%          10.63%                7.04%       15.18%
 ................................................................................
Ten years             11.91%          11.25%                8.47%       15.26%
 ................................................................................
Lifetime/5/           13.08%          12.77%                9.85%/6/    14.80%

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Yield/1/,/2/: 3.64%
Distribution Rate/2/: 3.44%

/1/ These fund results were calculated according to a standard that is required for all stock and bond funds.
/2/ The maximum sales charge has been deducted.
/3/ Lehman Brothers Aggregate Bond Index represents investment grade debt. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/4/ The Standard & Poor's 500 Composite Index represents stocks. This index is unmanaged and does not reflect sales charges, commission or expenses.
/5/ For the period beginning July 26, 1975 (when Capital Research and Management
    Company became the fund's investment adviser).
/6/ Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975.
    For the period between July 31, 1975 and December 31, 1975, Lehman Brothers Corporate Bond Index results were used. The Lehman Brothers indexes are based on July 31, 1975 index value.

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10  AMERICAN BALANCED FUND / PROSPECTUS
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                          [GRAPH APPEARS HERE]
1987 -  4.02
1988 - 12.87
1989 - 21.53
1990 - -1.57
1991 - 24.69
1992 -  9.48
1993 - 11.27
1994 -  0.34
1995 - 27.13
1996 - 13.17

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Past results are not an indication of future results.
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DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund usually pays dividends, which may fluctuate, in February, May, August and December. Capital gains, if any, are also usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

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                                        AMERICAN BALANCED FUND / PROSPECTUS   11
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YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.
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FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1932, and reorganized as a Maryland corporation in 1990. All fund operations are supervised by the fund's board of directors who meet periodically and perform duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant corporate matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management

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12  AMERICAN BALANCED FUND / PROSPECTUS
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Company may not exceed 0.42% of the fund's average net assets annually and declines at certain asset levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's "code of ethics."

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the Plan is in effect. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

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                                        AMERICAN BALANCED FUND / PROSPECTUS   13
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PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                    [MAP OF THE UNITED STATES APPEAR HERE]

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14  AMERICAN BALANCED FUND / PROSPECTUS
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SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS OR ACCOUNTS HELD BY INVESTMENT DEALERS. IF YOU ARE INVESTING IN SUCH A MANNER THROUGH A RETIREMENT PLAN, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE
OR DEALER ABOUT WHAT SERVICES ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR
ACCOUNT.
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PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order.

Various purchase options are available as described below subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

X Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

X Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

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                                        AMERICAN BALANCED FUND / PROSPECTUS   15
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X Cross-Reinvestment

  You may invest your dividends and capital gain distributions into any other fund in The American Funds Group.

X Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R) (see below) or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

X Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS

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To establish an account                                                    $500
 For a retirement plan account                                             $250
 For a retirement plan account through payroll deduction                   $ 25
To add to an account                                                       $ 50
 For a retirement plan account                                             $ 25

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16  AMERICAN BALANCED FUND / PROSPECTUS
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SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                         SALES CHARGE AS A
                                           PERCENTAGE OF
                                       .......................     DEALER
                                                        NET     CONCESSION AS
                                       OFFERING        AMOUNT   % OF OFFERING
INVESTMENT                              PRICE         INVESTED      PRICE
--------------------------------------------------------------------------------
Less than $50,000                       5.75%          6.10%        5.00%
 ................................................................................
$50,000 but less than $100,000          4.50%          4.71%        3.75%
 ................................................................................
$100,000 but less than $250,000         3.50%          3.63%        2.75%
 ................................................................................
$250,000 but less than $500,000         2.50%          2.56%        2.00%
 ................................................................................
$500,000 but less than $1 million       2.00%          2.04%        1.60%
 ................................................................................
$1 million or more and certain
other investments described below       see below      see below    see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 200 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE BY THESE ACCOUNTS. A dealer concession of up to 1% may be paid by the fund from its Plan of Distribution on these investments. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by American Funds Distributors on these investments. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

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                                        AMERICAN BALANCED FUND / PROSPECTUS   17
--------------------------------------------------------------------------------

================================================================================

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. During 1997, American Funds Distributors will also provide additional compensation to the top one hundred dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

X Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

X Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

X Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.

--------------------------------------------------------------------------------
18  AMERICAN BALANCED FUND / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

X Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount
  (which, at your request, may include purchases made during the previous 90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.
--------------------------------------------------------------------------------
SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R) (see below), or by fax. Sales by telephone or fax are limited to $10,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days. Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a bank, savings association, credit union, or member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made

--------------------------------------------------------------------------------
                                        AMERICAN BALANCED FUND / PROSPECTUS   19
--------------------------------------------------------------------------------

================================================================================

payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Fund Group within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.
--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R)

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone.

TELEPHONE PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone (including American FundsLine(R)) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

--------------------------------------------------------------------------------
20  AMERICAN BALANCED FUND / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

NOTES

--------------------------------------------------------------------------------
                                        AMERICAN BALANCED FUND / PROSPECTUS   21
--------------------------------------------------------------------------------

================================================================================

NOTES

--------------------------------------------------------------------------------
22  AMERICAN BALANCED FUND / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

NOTES

--------------------------------------------------------------------------------
                                        AMERICAN BALANCED FUND / PROSPECTUS   23
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--------------------------------------------------------------------------------
  FOR SHAREHOLDER                 FOR DEALER
  SERVICES                        SERVICES
  American Funds                  American Funds
  Service Company                 Distributors
  800/421-0180 ext. 1             800/421-9900 ext. 11

                          FOR 24-HOUR INFORMATION

              American                    American Funds
              FundsLine(R)                Internet Web site
              800/325-3590                http://www.americanfunds.com


 Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

--------------------------------------------------------------------------------

 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL                         STATEMENT OF ADDITIONAL
 REPORT TO SHAREHOLDERS                     INFORMATION (SAI)


 Includes financial                         Contains more detailed
 statements, detailed                       information on all aspects
 performance information,                   of the fund, including the
 portfolio holdings, a                      fund's financial statements.
 statement from portfolio
 management and the
 independent auditor's report.

                                            A current SAI has been filed
 CODE OF ETHICS                             with the Securities and
                                            Exchange Commission and is
 Includes a description of the fund's       incorporated by reference
 personal investing policy.                 (is legally part of the
                                            prospectus).


 To request a free copy of any of the documents above:

 Call American Funds               or       Write to the Secretary
 Service Company 800/421-0180               of the fund
 ext. 1                                     P.O. Box 7650
                                            San Francisco, CA 94120
--------------------------------------------------------------------------------

This prospectus has been printed on recycled paper.
                                                                 [LOGO]

--------------------------------------------------------------------------------
24  AMERICAN BALANCED FUND / PROSPECTUS
--------------------------------------------------------------------------------

THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.
/s/ Patrick F. Quan
    Patrick F. Quan
    Secretary

Prospectus
for Eligible Retirement Plans

AMERICAN BALANCED FUND(R)

AN OPPORTUNITY FOR CONSERVATION OF
CAPITAL, CURRENT INCOME, AND LONG-TERM
GROWTH OF CAPITAL AND INCOME

March 1, 1997

[LOGO OF THE AMERICAN FUNDS GROUP(R)]

                         AMERICAN BALANCED FUND, INC.

                                  One Market
                           Steuart Tower, Suite 1800
                            San Francisco, CA 94105

The investment objectives of the fund are: (1) conservation of capital, (2) current income, and (3) long-term growth of capital and income. The fund strives to accomplish these objectives by investing in a broadly diversified portfolio of securities including stocks and bonds. The fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor.

THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ABOVE.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

More detailed information about the fund, including the fund's financial statements, is contained in the statement of additional information dated March 1, 1997, which has been filed with the Securities and Exchange Commission and is available to you without charge, by writing to the secretary of the fund at the above address or calling American Funds Service Company.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

RP 11-010-0397

-------------------------------------------------------------------------------

    SUMMARY OF EXPENSES

Average annual expenses
    paid over a 10-year
        period would be
   approximately $8 per
year, assuming a $1,000
    investment and a 5%
  annual return with no
          sales charge.

This table is designed to help you understand the costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES
Certain retirement plans may purchase shares of the fund with no sales charge./1/ The fund also has no sales charge on reinvested dividends, deferred sales charge, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management fees.......................................................  0.31%
12b-1 expenses........................................................  0.25%/2/
Other expenses (including audit, legal, shareholder services, transfer agent and custodian expenses)...............................  0.11%
Total fund operating expenses.........................................  0.67%


EXAMPLE                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------                                       ------  -------  -------  --------
You would pay the following cumulative
expenses on a $1,000 investment,
assuming a 5% annual return./3/                 $7      $21      $37      $83

/1/ Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

/2/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

/3/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

              TABLE OF CONTENTS

  Summary of Expenses..................  2
  Financial Highlights.................  3
  Investment Objectives and Policies...  3
  Certain Securities and
   Investment Techniques...............  4
  Investment Results...................  6
  Dividends, Distributions and Taxes...  7
  Fund Organization and Management.....  7
  Purchasing Shares....................  9
  Shareholder Services................. 10
  Redeeming Shares..................... 11

-------------------------------------------------------------------------------

          FINANCIAL    The following information for the six years ended
         HIGHLIGHTS    December 31, 1996 has been audited by Deloitte & Touche
       (For a share    LLP, independent accountants, whose unqualified report
        outstanding    covering each of the most recent six years is included
     throughout the    in the statement of additional information, and for the
       fiscal year)    four years ended December 31, 1990 by KPMG Peat
                       Marwick, independent accountants. This information should be read in conjunction with the financial state-ments and accompanying notes which are included in the statement of additional information.
S
ELECTED PER-SHARE DATA

                                                                YEARS ENDED DECEMBER 31
                                                                .......................
                             1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
-------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year             $14.15    $12.00    $12.57    $12.28    $12.05    $10.32    $11.41    $10.46    $10.13    $10.83
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment
income                           .57       .57       .57       .59       .61       .62       .63       .66       .59       .59
 ...............................................................................................................................
Net realized and
unrealized gain (loss)
on investments                  1.24      2.61      (.53)      .76       .49      1.86      (.82)     1.54       .68      (.14)
 ...............................................................................................................................
Total income (loss)
from investment
operations                      1.81      3.18       .04      1.35      1.10      2.48      (.19)     2.20      1.27       .45
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from
net investment
income                          (.56)     (.56)     (.56)     (.60)     (.60)     (.62)     (.63)     (.67)     (.62)     (.67)
 ...............................................................................................................................
Distributions from
net realized gains              (.85)     (.47)     (.05)     (.46)     (.27)     (.13)     (.27)     (.58)     (.32)     (.48)
 ...............................................................................................................................
Total distributions            (1.41)    (1.03)     (.61)    (1.06)     (.87)     (.75)     (.90)    (1.25)     (.94)    (1.15)
 ...............................................................................................................................
Net asset value,
end of year                   $14.55    $14.15    $12.00    $12.57    $12.28    $12.05    $10.32    $11.41    $10.46    $10.13
-------------------------------------------------------------------------------------------------------------------------------
Total return/1/                13.17%    27.13%      .34%    11.27%     9.48%    24.69%    (1.57)%   21.53%    12.87%     4.02%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
year (in millions)            $3,941    $3,048    $2,082    $1,710    $1,067      $642      $370      $275      $218      $193
 ...............................................................................................................................
Ratio of expenses
to average net assets            .67%      .67%      .68%      .71%      .74%      .82%      .84%      .78%      .76%      .68%
 ...............................................................................................................................
Ratio of net
income to average net
assets                         4.01%      4.38%     4.76%     4.74%     5.19%     5.56%     5.95%     5.80%     5.54%     5.17%
 ...............................................................................................................................
Average
commissions
paid per share/2/               5.78c     6.16c     6.25c     6.82c     7.21c     7.45c     7.63c     7.75c     7.51c     7.18c
 ...............................................................................................................................
Portfolio turnover rate        43.85%   39.03%     32.05%    27.81%    17.00%    24.65%    25.51%    37.31%    41.90%    42.00%
-------------------------------------------------------------------------------------------------------------------------------

/1/ Excludes maximum sales charge of 5.75%.
/2/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as fixed-income transactions, are excluded.


         INVESTMENT    The fund's investment objectives are: (1) conservation
         OBJECTIVES    of capital, (2) current income, and (3) long-term
       AND POLICIES    growth of capital and income. The fund approaches the
                       management of its investments as if they constituted
   The fund aims to    the complete investment program of the prudent investor.
   provide you with
    conservation of    The fund invests in a broadly diversified portfolio of
   capital, current    securities, including common stocks, preferred stocks,
   income and long-    corporate bonds and U.S. Government securities. Assets
     term growth of    may also be held in cash or cash equivalents (such
                       as commerical paper, commercial bank obligations, and securities of the U.S. Government, its agencies and instrumentalities). (See the statement of additional information for a description of cash equivalents.)
                       Additionally, the fund will invest no more than 10% of its assets in securities of issuers which are not included in the Standard & Poor's
                       500 Composite Index (a broad measure of the U.S. stock market) and which are domiciled outside the U.S. The fund's fixed-income investments will be investment grade. For long-term debt obligations such as bonds, this includes securities that are rated in the top four quality categories by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or that are unrated but determined to be of equivalent quality by the fund's investment adviser, Capital Research and Management
                       Company. Securities rated Baa or BBB may have speculative characteristics and changes in economic conditions may lead to a weaker capacity to make principal and interest payments than is the case with higher rated securities. The fund will maintain at least 25% of the value of its total assets in fixed-income securities.

-------------------------------------------------------------------------------

                       The fund's investment restrictions (which are described in the statement of additional information) and objec-tives cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVES CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

            CERTAIN    RISKS OF INVESTING IN STOCKS AND BONDS Because the fund
     SECURITIES AND    invests in common stocks or securities convertible into
         INVESTMENT    common stocks, the fund is subject to stock market
         TECHNIQUES    risks. For example, the fund is subject to the possi-
                       bility that stock prices in general will decline over
       Investing in    short or even extended periods.
   stocks and bonds
   involves certain    The fund also invests in fixed-income securities, in-
             risks.    cluding bonds, which have market values which tend to
                       vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline and vice versa. Although under normal market conditions longer term securities yield more than shorter term securities of similar quality, they are subject to greater price fluctuations. These fluctuations in the value of the fund's investments will be reflected in its net asset value per share.

                       U.S. GOVERNMENT SECURITIES Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

                       Certain securities issued by U.S. Government instrumen-talities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are sup-ported only by the credit of the issuing government agency or instrumentality.

MORTGAGE-RELATED SECURITIES

The fund may invest in Government National Mortgage Association certificates, which are securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the U.S. Government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity.

Although the mortgage loans in the pool will have stated maturities of up to 30 years, the actual average life or effective maturity of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, which may occur at higher or lower yields than the original yield, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates.

The fund also may invest in securities representing interests in pools of conventional mortgage loans issued by the Federal National Mortgage Association
(FNMA) or by the Federal Home Loan Mortgage Corporation (FHLMC).

In addition, the fund may invest in collateralized mortgage obligations (CMOs) and mortgage-backed bonds and interest-only or principal-only STRIPs which may be issued by various governmental entities or private institutions. A CMO is made up of a series of bonds of varying maturities that together are fully collateralized directly or indirectly by a pool of mortgages on which the payments of principal and interest are dedicated to payment of principal and interest on the bonds. Mortgage-backed bonds are general obligations fully collateralized directly or indirectly by a pool of mortgages, but on which payments are not passed through directly. The fund will only purchase CMOs or mortgage-backed bonds which are fully collateralized by securities issued by GNMA, FNMA or FHLMC and/or mortgages insured by GNMA.

                       WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREEMENTS AND "ROLL" TRANSACTIONS The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

-------------------------------------------------------------------------------

                       The fund also may enter into "roll" transactions, which consist of the sale of GNMA certificates or other securities together with a commitment to purchase similar, but not identical, securities at a later date.

                       PRIVATE PLACEMENTS Private placements may be either purchased from another institutional investor that originally acquired the securities in a private place-ment or directly from the issuers of the securities. Generally, securities acquired in private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reli-ance upon an exemption from the registration require-ments under that Act, for example, private placements sold pursuant to Rule 144A. Accordingly, any such obli-gation will be deemed illiquid unless it has been spe-cifically determined to be liquid under procedures adopted by the fund's board of directors.

                       In determining whether these securities are liquid, factors such as the frequency and volume of trading and the commitment of dealers to make markets will be con-sidered. Additionally, the liquidity of any particular security will depend on such factors as the availabil-ity of "qualified" institutional investors and the ex-tent of investor interest in the security, which can change from time to time.

                       INVESTING IN VARIOUS COUNTRIES The fund will invest no more than 10% of its assets in securities of issuers which are not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock mar-ket) and which are domiciled outside the U.S. Non-U.S. companies may not be subject to uniform accounting, au-diting and financial reporting standards and practices or regulatory requirements comparable to those applica-ble to U.S. companies. There may also be less public information available about non-U.S. companies. Addi-tionally, specific local political and economic factors must be evaluated in making these investments including trade balances and imbalances, and related economic policies; expropriation or confiscatory taxation; limi-tations on the removal of funds or other assets; polit-ical or social instability; the diverse structure and liquidity of the various securities markets; and na-tionalization policies of governments around the world. However, investing outside the U.S. can also reduce certain risks due to greater diversification opportuni-ties. The fund currently intends to limit these invest-ments to those that are U.S. dollar denominated.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objectives and policies

--------------------------------------------------------------------------------

                       and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.

-------------------------------------------------------------------------------------------------------------
                                                                                    YEARS OF EXPERIENCE AS
                                                                                    INVESTMENT PROFESSIONAL
                                                                                         (APPROXIMATE)
                                                     YEARS OF EXPERIENCE AS
                                                       PORTFOLIO COUNSELOR            WITH CAPITAL
 PORTFOLIO COUNSELORS                              (AND RESEARCH PROFESSIONAL,        RESEARCH AND
          FOR                                          IF APPLICABLE) FOR              MANAGEMENT
   AMERICAN BALANCED                              AMERICAN BALANCED FUND, INC.         COMPANY OR      TOTAL
      FUND, INC.           PRIMARY TITLE(S)               (APPROXIMATE)              ITS AFFILIATES    YEARS
-------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine     Senior Vice President     22 years                             30 years      45 years
                        of the fund. Senior
                        Vice President and
                        Director, Capital
                        Research and
                        Management Company
-------------------------------------------------------------------------------------------------------------
 J. Dale Harvey         Vice President, Capital   1 year                                6 years       8 years
                        Research Company/1/
-------------------------------------------------------------------------------------------------------------
 Robert G. O'Donnell    President of the fund.    11 years (in addition to 14 years    22 years      25 years
                        Senior Vice President     as a research professional prior
                        and Director, Capital     to becoming a portfolio
                        Research and Manage-      counselor for the fund)*
                        ment Company
-------------------------------------------------------------------------------------------------------------
 Victor M. Parachini    Senior Vice President,    1 year**                             22 years      35 years
                        Capital Research and
                        Management Company
-------------------------------------------------------------------------------------------------------------
CAPITAL RESEARCH AND MANAGEMENT COMPANY HAS BEEN THE FUND'S INVESTMENT ADVISER SINCE JULY 26, 1975.
/1/ COMPANY AFFILIATED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY.
 * PRIOR TO JULY 26, 1975, MR. O'DONNELL WAS A RESEARCH PROFESSIONAL WITH AMERICAN EXPRESS INVESTMENT MANAGEMENT
   COMPANY, THE FUND'S PREVIOUS INVESTMENT ADVISER.
** PRIOR TO JULY 26, 1975, MR. PARACHINI WAS A PORTFOLIO COUNSELOR WITH AMERICAN EXPRESS INVESTMENT
   MANAGEMENT COMPANY, THE FUND'S PREVIOUS INVESTMENT ADVISER.
-------------------------------------------------------------------------------------------------------------


         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a
   averaged a total    yield, total return and/or distribution rate basis for
      return (at no    various periods, with or without sales charges. Results
   sales charge) of    calculated without a sales charge will be higher. Total
     +13.08% a year    returns assume the reinvestment of all dividends and
      under Capital    capital gain distributions.
       Research and
         Management    The fund's yield and the average annual total returns
          Company's    are calculated with no sales charge in accordance with
         management    Securities and Exchange Commission requirements. The
     (July 26, 1975    fund's distribution rate is calculated by dividing the
   through December    dividends paid by the fund over the last 12 months by
         31, 1995).    the sum of the month-end price and the capital gains
                       paid over the last 12 months. For the 30-day period ended December 31, 1996, the fund's SEC yield was 3.86% and the distribution rate was 3.64% with no sales charge. Yield is computed by dividing the net investment income per share earned by the fund over a given period of time by the net asset value per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

                       The fund's total return over the past
                       12 months and average annual total returns over the past five- and ten-year periods, as of December 31, 1996, were +13.16%, +11.95% and +11.91%, respectively.
                       Of course, past results are not an indication of

-------------------------------------------------------------------------------

                       future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address in-dicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
      DISTRIBUTIONS    in February, May, August and December. Capital gains,
          AND TAXES    if any, are usually distributed in December. When a
                       dividend or capital gain is distributed, the net asset
             Income    value per share is reduced by the amount of the pay-
  distributions are    ment.
    usually made in
     February, May,    The terms of your plan will govern how your plan may
         August and    receive distributions from the fund. Generally, peri-
          December.    odic distributions from the fund to your plan are rein-
                       vested in additional fund shares, although your plan may permit fund distributions from net investment in-come to be received by you in cash while reinvesting capital gain distributions in additional shares or all fund distributions to be received in cash. Unless you select another option, all distributions will be rein-vested in additional fund shares.

                       FEDERAL TAXES The fund intends to operate as a "regu-lated investment company" under the Internal Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net invest-ment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from re-demptions from an ordinary shareholder account.

                       PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION AND YOUR TAX ADVISER FOR FURTHER INFORMATION.

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was or-
                AND    ganized as a Delaware corporation in 1932 and reorga-
         MANAGEMENT    nized as a Maryland corporation in 1990. The fund's
                       board supervises fund operations and performs duties
      The fund is a    required by applicable state and federal law. Members
      member of The    of the board who are not employed by Capital Research
     American Funds    and Management Company or its affiliates are paid cer-
    Group, which is    tain fees for services rendered to the fund as de-
  managed by one of    scribed in the statement of additional information.
    the largest and    They may elect to defer all or a portion of these fees
   most experienced    through a deferred compensation plan in effect for the
         investment    fund. Shareholders have one vote per share owned and,
          advisers.    at the request of the holders of at least 10% of the
                       shares, the fund will hold a meeting at which any mem-ber of the board could be removed by a majority vote.
                       There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds,

-------------------------------------------------------------------------------

                       including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. Capital Re-search and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rate of 0.42% on the first $500 million of the fund's average net assets, 0.324% of such assets over $500 million to $1 billion, 0.30% of such assets over $1 billion to $1.5 billion, 0.282% of such assets over $1.5 billion to $2.5 billion, 0.27% of such assets over $2.5 billion to $4 billion, and 0.264% of such assets over $4 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc., (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter mar-ket, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors, Inc. is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 800 IH-10 West, San Antonio, TX 78230, 8332
                       Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

-------------------------------------------------------------------------------

                       PLAN OF DISTRIBUTION The fund has a plan of distribu-tion or "12b-1 Plan" under which it may finance activi-ties primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were in-curred within the last 12 months and accrued while the plan was in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets an-nually (all of which may be for service fees).

                       TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Ange-les, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332
                       Woodfield Crossing Boulevard, Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23513. It was paid a fee of $2,582,000 for the fiscal year ended De-cember 31, 1996. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance pur-poses.

  PURCHASING SHARES    ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
                       RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO
                       PURCHASE SHARES OF THE FUND THROUGH YOUR PLAN OR
                       LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE
                       CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an order by the fund or American Funds Service Company. Orders must be received before the close of regular trading on the New York
                       Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal
                       Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American
                       Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within 12 months of such purchase. (See "Redeeming Shares--Contingent Deferred
                       Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase $1 million in fund shares subject to a commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of additional information.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts

-------------------------------------------------------------------------------

                       (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       During 1997, American Funds Distributors will provide additional compensation to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

                       SHARE PRICE Shares are offered to eligible retirement plans at the net asset value next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                       The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

        SHAREHOLDER    Subject to any restrictions contained in your plan, you
           SERVICES    can exchange your shares for shares of other funds in
                       The American Funds Group which are offered through the plan at net asset value. In addition, again depending on your plan, you may be able to exchange shares automatically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a

-------------------------------------------------------------------------------

                       description of these and other services that may be available through your plan. These services are available only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

   REDEEMING SHARES    Subject to any restrictions imposed by your plan, you
                       can sell your shares through the plan any day the New
                       York Stock Exchange is open. For more information about
                       how to sell shares of the fund through your retirement
                       plan, including any charges that may be imposed by the
                       plan, please consult with your employer.
                       --------------------------------------------------------
                       By              Your plan administrator/trustee must
                       contacting      send a letter of instruction
                       your plan       specifying the name of the fund, the
                       administrator/  number of shares or dollar amount to
                       trustee         be sold, and, if applicable, your
                                       name and account number. For your
                                       protection, if you redeem more than
                                       $50,000, the signatures of the
                                       registered owners (i.e., trustees or
                                       their legal representatives) must be
                                       guaranteed by a bank, savings
                                       association, credit union, or member
                                       firm of a domestic stock exchange or
                                       the National Association of
                                       Securities Dealers, Inc., that is an
                                       eligible guarantor institution. Your
                                       plan administrator/trustee should
                                       verify with the institution that it
                                       is an eligible guarantor prior to
                                       signing. Additional documentation may
                                       be required to redeem shares from
                                       certain accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.

                       ---------------------------------------------------------
                       By contacting   Shares may also be redeemed through
                       an investment   an investment dealer; however, you or
                       dealer          your plan may be charged for this
                                       service. SHARES HELD FOR YOU IN AN
                                       INVESTMENT DEALER'S STREET NAME MUST
                                       BE REDEEMED THROUGH THE DEALER.

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under
                       Section 401(a) of the Internal Revenue Code including "401(k)" plans with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed

-------------------------------------------------------------------------------

                       switches among investment options within a participant-directed employer-sponsored retirement plan; and for redemptions in connection with loans made by qualified retirement plans.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                                       This prospectus has been printed on
                      [RECYCLE LOGO]   recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency



                      THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ON THE FRONT.

                          AMERICAN BALANCED FUND, INC.
                                   Part B
                      Statement of Additional Information
                                 MARCH 1, 1997

 This document is not a prospectus but should be read in conjunction with the current Prospectus of American Balanced Fund, Inc. (the fund or AMBAL) dated March 1, 1997. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                        American Balanced Fund, Inc.
                           Attention:  Secretary
                         One Market, Steuart Tower
                               P.O. Box 7650
                          San Francisco, CA  94120
                         Telephone:  (415) 421-9360

 Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.
                             Table of Contents
Item

DESCRIPTION OF CERTAIN SECURITIES
FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS
FUND OFFICERS AND DIRECTORS
MANAGEMENT
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES
PURCHASE OF SHARES
REDEEMING SHARES
SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES
EXECUTION OF PORTFOLIO TRANSACTIONS
GENERAL INFORMATION
INVESTMENT RESULTS
 FINANCIAL STATEMENTS

                       DESCRIPTION OF CERTAIN SECURITIES

 The descriptions below are intended to supplement the material in the prospectus under "Investment Policies and Risks."

 BOND RATINGS - The fund may invest in debt securities which are rated in the top four quality categories by any national rating service (or unrated but determined to be of equivalent quality by Capital Research and Management Company) including bonds rated at least BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc. (see below). Although the fund is not normally required to dispose of a security in the event that its rating is reduced below the current minimum rating required for its purchase (or it is not rated and its quality becomes equivalent to such a security), if, as a result of a downgrade or otherwise, the fund holds more than 5% of its net assets in these securities (also known as "high-yield, high-risk securities"), the fund will dispose of the excess as expeditiously as possible.

 Standard & Poor's Corporation: "AAA", "AA", "A" and "BBB" are the four highest bond rating categories, and are described as follows:

 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree."

 "Debt rated 'A' has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher categories."

 "Debt rated 'BBB' is regarded as having capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and pay principal than for debt in higher rated categories."

 Moody's Investors Service, Inc.: "Aaa", "Aa", "A" and "Baa" are the four highest bond rating categories, and are described as follows:

 "Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds rated A are judged to be of upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

 "Bonds rated Baa are judged to be of medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

 CASH AND CASH EQUIVALENTS - These securities include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit (interest bearing time deposits), and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) , (3) savings association and savings bank obligations (E.G., certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, at the time of purchase, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, at the time of purchase, or that may be redeemed, in one year or less.

 FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When a fund purchases such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When a fund sells such securities it does not participate in further gains or losses with respect to such securities beginning on the date
of the agreement.   If the other party to such a transaction fails to deliver
or pay for the securities, the fund could miss a favorable price or yield opportunity or could experience a loss.

 As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets , the fund temporarily could be in a leveraged position (because it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

 The fund also may enter into "roll" transactions, which consist of the sale of GNMA certificates or other securities together with a commitment to purchase similar, but not identical, securities at a future date. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940.

 PREFERRED STOCKS - The fund may invest no more than 5% in preferred stocks. Preferred stocks generally have characteristics similar to debt securities with a stated dividend rate akin to the coupon of a bond or note. The prices and yields of preferred stocks generally move with changes in interest rates and the issuers' credit quality, similar to the factors affecting debt securities. In the event of a liquidation of a corporation's assets, holders of debt securities are entitled to payment before preferred stockholders; but preferred stockholders are generally entitled to payment before common stockholders.

 PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. Under normal circumstances, it is anticipated that portfolio turnover for common stocks in the fund's portfolio will not exceed 100% on an annual basis, and that portfolio turnover for other securities will not exceed 100% on an annual basis.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

 The fund has adopted certain fundamental policies and investment restrictions which cannot be changed without shareholder approval. (Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting or the vote of more than 50% of the outstanding voting securities, whichever is less.)

 1. To invest in a diversified list of securities, including common stocks, preferred stocks, and bonds, to the extent considered advisable by management.

 2. To allocate its investments among different industries as well as among individual companies. The amount invested in an industry will vary from time to time in accordance with the judgment of management, but 25% or more of the value of the fund's total assets shall not be invested in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

 3. Not to invest in companies for the purpose of exercising control or management.

 4. Not to invest more than 5% of the value of its total assets in the securities of any one issuer (except the U.S. Government).

 5. Not to acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

 6. Not to borrow more than 5% of the gross assets of the fund taken at cost or at value, whichever is lower, and to borrow only from banks and as a temporary measure for extraordinary or emergency purposes. The fund shall not mortgage, pledge, hypothecate, or in any other manner transfer as security for any indebtedness, any of its assets.

 7. Not to underwrite the sale, or participate in any underwriting or selling group in connection with the public distribution, of any security. The fund may invest not more than 10% of its net assets in, and subsequently distribute, as permitted by law, securities and other assets for which there is no ready market.

 8. Not to purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).

 9. Not to engage in the purchase or sale of real estate. Investments in real estate investment trusts which may invest only in mortgages or other security interests are not deemed purchases of real estate.

 10. Not to purchase or sell commodities or commodity contracts.

 11. Not to participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.)

 12. Not to make loans of money or securities to any person or firm; provided, however, that the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan.

 13. Not to effect short sales of securities.

 14. Not to purchase from or sell securities to the Investment Adviser or the Principal Underwriter or their officers or directors, the fund's officers or directors, and any companies of which they are affiliates, except in connection with (i) an exercise of rights concerning securities owned by the fund, (ii) the reorganization, recapitalization, consolidation or merger of a company whose securities are owned by the fund, (iii) a transaction in fund shares, or
(iv) a permitted transaction with other investment companies advised by the Investment Adviser.

 15. Not to knowingly invest in securities of other managed investment companies, or, in any event, invest in securities of managed registered investment companies, except in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the fund's shareholders.

 16. Not to invest more than 75% of the value of the fund's net assets in common stocks, such percentage including the value of that portion of convertible securities attributable to the conversion feature.

 17. Not to purchase or retain the securities issued by a corporation any of whose officers, directors or shareholders is an officer or director of the fund or the Investment Adviser if, after such purchase, one or more of such officers and directors owning beneficially more than 1/2 of 1% of the securities of such corporation together own beneficially more than 5% of such securities.

 18. Not to write, purchase or sell options.

 For purposes of Investment Restriction #7, restricted securities are treated as not readily marketable by the fund, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the fund's Board of Directors. Notwithstanding Investment Restriction #15, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

                         FUND OFFICERS AND DIRECTORS
                      Directors and Director Compensation

NAME, ADDRESS AND AGE         POSITION      PRINCIPAL OCCUPATION(S)     AGGREGATE          TOTAL COMPENSATION   TOTAL NUMBER
                              WITH          DURING PAST 5 YEARS (POSITIONS   COMPENSATION       (INCLUDING VOLUNTARILY   OF FUND

                              REGISTRANT    WITHIN THE ORGANIZATIONS    (INCLUDING         DEFERRED             BOARDS ON
                                            LISTED MAY HAVE CHANGED     VOLUNTARILY        COMPENSATION) FROM   WHICH
                                            DURING THIS PERIOD)         DEFERRED           ALL FUNDS MANAGED    DIRECTOR
                                                                        COMPENSATION/1/)   BY CAPITAL RESEARCH   SERVES/3/
                                                                        FROM THE           AND MANAGEMENT
                                                                        FUND DURING FISCAL   COMPANY/2/ FOR THE
                                                                        YEAR ENDED         YEAR ENDED 12/31/96
                                                                        12/31/96

 Robert A. Fox                Director      President and Chief Executive
 P.O. Box 457                               Officer, Foster Farms Inc.  Former   $10,650/4/         $81,750/4/           5

 1000 Davis Street                          President, Revlon International.

 Livingston, CA 95334
 Age:  59

 Roberta L. Hazard            Director      Consultant; Rear Admiral, United

 1419 Audmar Drive                          States Navy (Retired).      $10,350            $43,650              3
 McLean, VA 22101
 Age:  62

 Leonade D. Jones             Director      Former Treasurer, The Washington

 1536 Los Montes Drive                      Post Company.               $10,650/4/         $74,600/4/           5
 Burlingame, CA 94010
 Age:  49

 John G. McDonald             Director      The IBJ Professor of Finance,
 Graduate School of Business                 Graduate School of Business,   $14,200/4/         $153,800/4/          7
 Stanford University                        Stanford University.
 Stanford, CA 94305
 Age:  59

 Theodore D. Nierenberg       Director      Private investor; former President,

 15 Middle Patent Road  Armonk, NY 10504                 Dansk International Designs, Ltd.   $9,750             $41,850
3
 Age:  73

+ James W. Ratzlaff           Director      Senior Partner, The Capital Group

P.O. Box 7650                               Partners L.P.               None/5/            None/5/              8
San Francisco, CA 94120
 Age:  60

 Henry E. Riggs               Director      President and Professor of
 Kingston Hall 201                          Engineering, Harvey Mudd College.   $13,300/4/         $79,500/4/           5

 Harvey Mudd College
 Claremont, CA 91711
 Age:  62

+ Walter P. Stern             Chairman of   Chairman, Capital Group
 630 Fifth Avenue             the Board     International, Inc.; Vice Chairman,   None/5/            None/5/              8

 New York, NY 10111                         Capital Research International;

 Age:  68                                   Chairman, Capital International, Inc.;

                                            Director, Temple-Inland Inc.
                                            (forest products).

 Patricia K. Woolf            Director      Private investor; Lecturer,
 506 Quaker Road                            Department of Molecular Biology,   $13,600            $82,050              5

 Princeton, NJ 08540                        Princeton University.
 Age:  62


+ "Interested persons" within the meaning of the Investment Company Act of 1940 (the 1940 Act) on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company or the parent of the Investment Adviser, The Capital Group Companies, Inc..

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Includes funds managed by Capital Research and Management Company and affiliates.

/4/ Since the plan's adoption, the total amounts of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors are as
follows:   Robert A. Fox ($77,517), Leonade D. Jones ($23,892), John G.
McDonald ($34,507) and Henry E. Riggs ($38,205). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/5/ James W. Ratzlaff and Walter P. Stern are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.


                                  OFFICERS
          (with their principal occupations for the past five years)#


NAME AND ADDRESS              AGE     POSITION(S) HELD  PRINCIPAL OCCUPATION(S) DURING
                                      WITH REGISTRANT   PAST 5 YEARS

Robert G. O'Donnell           52      President        Senior Vice President and Director, Capital
P.O. Box 7650                                          Research and Management Company
San Francisco, CA 94120

Abner D. Goldstine            40      Senior Vice      Senior Vice President and Director, Capital
11100 Santa Monica Blvd.               President       Research and Management Company
Los Angeles, CA 90025

Paul G. Haaga, Jr.            48      Senior Vice      Executive Vice President and Director,
333 South Hope Street                 President        Capital Research and Management
Los Angeles, CA 90071                                  Company; Director, American Funds
                                                       Service Company

Steven N. Kearsley            55      Vice President   Vice President and Treasurer, Capital
135 South State College Blvd.                          Research and Management Company;
Brea, CA 92821                                         Director, American Funds Service
                                                       Company

Eric S. Richter               36      Vice President   Vice President, Investment Management
3000 K Street, N.W., Suite 230                         Group, Capital Research and Management
Washington, D.C. 20007                                 Company

Patrick F. Quan               38      Secretary        Vice President, Fund Business
P.O. Box 7650                                          Management Group, Capital Research and
San Francisco, CA 94120                                Management Company

Mary C. Hall                  39      Vice President   Senior Vice President - Fund Business
135 South State College Blvd.                          Management Group, Capital Research and
Brea, CA 92821                                         Management Company

R. Marcia Gould               42      Assistant        Vice President, Fund Business
135 South State College Blvd.         Treasurer        Management Group, Capital Research and
Brea, CA 92821                                         Management Company



 All of the directors and officers, except for Mr. Richter, are also officers and/or directors and/or trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser. No compensation is paid by the fund to any officer or director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $5,500 per annum to directors who are not affiliated with the Investment Adviser, plus $700 for each Board of Directors meeting attended, plus $300 for each meeting attended as a member of a committee of the Board of Directors. The directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the directors who are not affiliated with the Investment Adviser. As of December 31, 1996 the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares.

                                   MANAGEMENT

 INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 1135 South College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The Investment Adviser is responsible for managing more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

 INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser, dated July 1, 1993, and approved by the shareholders on June 22, 1993, will be in effect until the close of business on November 30, 1997 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in said Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. Renewal of the Agreement was last approved by the unanimous vote of the Board of Directors of the fund on October 23, 1996, 1997. The Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party, and that the Advisory Agreement automatically terminates in the event of its assignment (as defined in said Act).

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund relating to the services furnished by the Investment Adviser. The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund.

 Capital Research and Management Company receives a management fee at the annual rate of 0.42% on the first $500 million of the fund's average net assets, 0.324% of such assets over $500 million to $1 billion, 0.30% of such assets over $1 billion to $1.5 billion, 0.282% of such assets over $1.5 billion to $2.5 billion, 0.27% of such assets over $2.5 billion to $4 billion, and 0.264% of such assets over $4 billion.

 The Agreement provides for an advisory fee reduction to the extent that the fund's annual ordinary operating expenses exceed 1-1/2% of the first $30 million of the average net assets of the fund and 1% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

 During the years ended December 31, 1996, 1995 and 1994, the Investment Adviser received from the fund advisory fees of $10,835,000, $8,091,000 and $6,234,000, respectively.

 PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (described below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the year ended December 31, 1996 amounted to $2,545,000 after allowance of $12,512,000 to dealers. During the years ended December 31, 1995 and 1994, the Principal Underwriter retained $1,918,000 and $1,598,000, after allowance of $9,904,000 and $8,038,000 to dealers, respectively.

 As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the Board of Directors, and separately by a majority of the directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested" persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

 Under the Plan the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the year ended December 31, 1996, the fund paid or accrued $8,808,000 for compensation to dealers under the Plan.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 The fund intends to meet all the requirements, and has elected the tax status, of a "regulated investment company," under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income, it will be taxed only on that portion of such investment company taxable income that it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the gains or sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

 The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

 Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

 Corporate shareholders of the fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gain distributions) paid by the fund to the extent that the fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are re-acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 The fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Not more than 50% of the total assets of the fund is expected to consist of securities of foreign issuers. Therefore, the fund will not be eligible to elect to "pass through" foreign tax credits to shareholders and, to the extent the fund does pay foreign withholding or other foreign taxes on investments in foreign securities, shareholders will not be able to deduct their pro rata shares of such taxes in computing their taxable income and will not be able to take their shares of such taxes as a credit against their U.S. income taxes.

 Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a foreign shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. Distributions of net long-term capital gains not effectively connected with a U.S. trade or business are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

 As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for the year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

                               PURCHASE OF SHARES

METHOD           INITIAL INVESTMENT                    ADDITIONAL INVESTMENTS

                 See "Investment Minimums and          $50 minimum (except where a lower
                 Fund Numbers" for initial             minimum is noted under "Investment
                 investment minimums.                  Minimums and Fund Numbers").

By contacting    Visit any investment dealer who       Mail directly to your investment
your             is registered in the state where      dealer's address printed on your
investment       the purchase is made and who          account statement.
dealer           has a sales agreement with
                 American Funds Distributors.

By mail          Make your check payable to the        Fill out the account additions form at the
                 fund and mail to the address          bottom of a recent account statement, make
                 indicated on the account              your check payable to the fund, write your
                 application.  Please indicate an      account number on your check, and mail
                 investment dealer on the account      the check and form in the envelope
                 application.                          provided with your account statement.

By telephone     Please contact your investment        Complete the "Investments by Phone"
                 dealer to open account, then          section on the account application or
                 follow the procedures for             American FundsLink Authorization Form.
                 additional investments.               Once you establish the privilege, you, your
                                                       financial advisor or any person with your
                                                       account information can call American
                                                       FundsLineR and make investments by
                                                       telephone (subject to conditions noted in
                                                       "Telephone Purchases, Sales and
                                                       Exchanges" in the prospectus).

By wire          Call 800/421-0180 to obtain           Your bank should wire your additional
                 your account number(s), if            investments in the same manner as
                 necessary.  Please indicate an        described under "Initial Investment."
                 investment dealer on the
                 account.  Instruct your bank to
                 wire funds to:
                 Wells Fargo Bank
                 155 Fifth Street
                 Sixth Floor
                 San Francisco, CA 94106
                 (ABA #121000248)
                 For credit to the account of:
                 American Funds Service
                 Company
                 a/c #4600-076178
                 (fund name)
                 (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.



 INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLineR (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP FundR                                                          02
                                             $1,000

American Balanced FundR                                              11
                                             500

American Mutual FundR                                                03
                                             250

Capital Income BuilderR                                              12
                                             1,000

Capital World Growth and Income Fund$                                33
                                             1,000

EuroPacific Growth FundR                                             16
                                             250

Fundamental Investors$                                               10
                                             250

The Growth Fund of AmericaR                                          05
                                             1,000

The Income Fund of AmericaR                                          06
                                             1,000

The Investment Company of AmericaR                                   04
                                             250

The New Economy FundR                                                14
                                             1,000

New Perspective FundR                                                07
                                             250

SMALLCAP World FundR                                                 35
                                             1,000

Washington Mutual Investors Fund$                                    01
                                             250

BOND FUNDS

American High-Income Municipal Bond FundR                            40
                                             1,000

American High-Income Trust$                                          21
                                             1,000

The Bond Fund of America$                                            08
                                             1,000

Capital World Bond FundR                                             31
                                             1,000

Intermediate Bond Fund of America$                                   23
                                             1,000

Limited Term Tax-Exempt Bond Fund of America$                            43
                                             1,000

The Tax-Exempt Bond Fund of AmericaR                                 19
                                             1,000

The Tax-Exempt Fund of CaliforniaR*                                  20
                                             1,000

The Tax-Exempt Fund of MarylandR*                                    24
                                             1,000

The Tax-Exempt Fund of VirginiaR*                                    25
                                             1,000

U.S. Government Securities Fund$                                     22
                                             1,000

MONEY MARKET FUNDS

The Cash Management Trust of AmericaR                                09
                                             2,500

The Tax-Exempt Money Fund of America$                                39
                                             2,500

The U.S. Treasury Money Fund of America$                             49
                                             2,500

___________
*Available only in certain states.


 For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).
 DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below.
The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                    DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                 CONCESSION
                                                                    AS PERCENTAGE
                                                                    OF THE
                                                                    OFFERING
                                                                    PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND FUNDS


Less than $50,000                  6.10%            5.75%            5.00%


$50,000 but less than $100,000     4.71             4.50             3.75

BOND FUNDS


Less than $25,000                  4.99             4.75             4.00


$25,000 but less than $50,000      4.71             4.50             3.75


$50,000 but less than $100,000     4.17             4.00             3.25

STOCK, STOCK/BOND, AND BOND FUNDS


$100,000 but less than $250,000    3.63             3.50             2.75


$250,000 but less than $500,000    2.56             2.50             2.00


$500,000 but less than $1,000,000  2.04             2.00             1.60

$1,000,000 or more                (see below)       none             none


Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

 American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1997, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

 Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.") Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge.

 Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

 NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

 STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

 AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

 PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

 The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

 1. Stocks, and convertible bonds and debentures, traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market stated at the last reported sales price on such exchange on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last-quoted bid price. Non convertible bonds, debentures and other long-term debt securities normally are valued at prices obtained for the day of valuation from a bond pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Other securities are valued on the basis of last sale or bid prices in what is, in the opinion of the Investment Adviser, the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors or a committee thereof. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. There are deducted from total assets, thus determined, the liabilities, including proper accruals of taxes and other expense items; and

 3. The value of the net assets so obtained is then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

                                REDEEMING SHARES

By writing to American Funds      Send a letter of instruction specifying the name of the fund, the
Service Company (at the           number of shares or dollar amount to be sold, your name and
appropriate address indicated     account number.  You should also enclose any share certificates
under "Principal Underwriter      you wish to redeem.  For redemptions over $50,000 and for
and Transfer Agent" in the        certain redemptions of $50,000 or less (see below), your signature
prospectus)                       must be guaranteed by a bank, savings association, credit union, or member firm of a domestic stock exchange or the National
                                  Association of Securities Dealers, Inc. that is an eligible guarantor institution.  You should verify with the institution that it is an eligible guarantor prior to signing.  Additional documentation may be required for redemption of shares held in corporate, partnership or fiduciary accounts.  Notarization by a Notary Public is not an acceptable signature guarantee.

By contacting your investment     If you redeem shares through your investment dealer, you may be
dealer                            charged for this service.  SHARES HELD FOR YOU IN YOUR INVESTMENT
                                  DEALER'S STREET NAME MUST BE REDEEMED THROUGH THE DEALER.

You may have a redemption         You may use this option, provided the account is registered in the
check sent to you by using        name of an individual(s), a UGMA/UTMA custodian, or a non-retirement plan trust.  These
American FundsLineR or by         redemptions may not exceed $10,000 per day, per fund account and the check must be made payable to
telephoning, faxing, or           the shareholder(s) of record and be sent to the address of record
telegraphing American Funds       provided the address has been used with the account for at least 10
Service Company (subject to       days.  See "Principal Underwriter and Transfer Agent" in the prospectus and "Exchange
the conditions noted in this      Privilege" below for the appropriate telephone or fax number.
section and in "Telephone
Purchases, Sales and
Exchanges" in the prospectus)

In the case of the money         Upon request (use the account application for the money market
market funds, you may have       funds) you may establish telephone redemption privileges (which
redemptions wired to your        will enable you to have a redemption sent to your bank account)
bank by telephoning American     and/or check writing privileges.  If you request check writing
Funds Service Company            privileges, you will be provided with checks that you may use to
($1,000 or more) or by writing   draw against your account.  These checks may be made payable to
a check ($250 or more)           anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.


 A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 15 DAYS.

 CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

 AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

 AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

 CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

 EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

 You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLineR (see "American FundsLineR" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

 AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

 AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

 ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

 AMERICAN FUNDSLINER - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLineR. To use this service, call 800/325-3590 from a TouchTonet telephone. Redemptions and exchanges through American FundsLineR are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

 TELEPHONE REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLineR), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through its correspondent clearing agent) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other of the funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

 Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, during the years ended December 31, 1996, 1995 and 1994 amounted to $3,205,000, $2,653,000 and $1,050,000, respectively.

                              GENERAL INFORMATION

 CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

 TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the record of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $2,582,000 for the fiscal year ended December 31, 1996.

 INDEPENDENT AUDITORS - Deloitte & Touche LLP located at 1000 Wilshire Boulevard, Los Angeles, CA 90017, serves as the fund's independent auditors providing audit services, preparing tax returns and reviewing certain documents of the fund to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in accounting and auditing.

 REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

 REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on December 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP, whose selection is determined annually by the Board of Directors.

 PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

 The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

                DETERMINATION OF NET ASSET VALUE,
                    REDEMPTION PRICE AND
       MAXIMUM OFFERING PRICE PER SHARE--DECEMBER 31, 1996

Net asset value and redemption price per share                    $14.55
  (Net assets divided by shares outstanding)

Maximum offering price per share                                  $15.44
  (100/94.25 of net asset value per share which takes into
     account the fund's current maximum sales charge.)


                               INVESTMENT RESULTS

 The fund's yield is 3.64% based on a 30-day (or one month) period ended December 31, 1996, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[(a-b/cd+1)/6/-1]

Where: a = dividends and interest earned during the period.

       b  = expenses accrued for the period (net of reimbursements).

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

       d  = the maximum offering price per share on the last day of the period.

  The fund's average annual total returns for the one, five and ten-year periods ended on December 31, 1996 were +6.68%, +10.63% and +11.25%, respectively. The average annual total return (T) is computed by using the value at the end of the period (ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

 To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year also may be computed by utilizing ending values as determined above.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

 The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks, The Standard and Poor's 500 Stock Composite Index, the Lehman Brothers Corporate Bond Index, the Lehman Brothers Aggregate Bond Index and the Salomon Brothers High-Grade Corporate Bond Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

 The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

 The fund may, from time to time, compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).

 The investment results for AMBAL set forth below were calculated as described above. Data contained in Salomon's Market Performance and Lehman Brothers' The Bond Market Report are used to calculate cumulative total return from their base period (12/31/68 and 12/31/72, respectively) for each index. The percentage increases shown in the table below or used in published reports of the fund are obtained by subtracting the index results at the beginning of the period from the index results at the end of the period and dividing the difference by the index results at the beginning of the period.

                      AMBAL vs. Various Unmanaged Indices

10-Year        AMBAL      DJIA/1/    S&P 500/2/    Lehman       Lehman        Salomon      Average
Period                                             Brothers     Brothers      High-Grade/5/   Savings
1/1 - 12/31                                        Corporate/3/   Aggregate/4/                Account/6/



1987 - 1996    +190%      +366%      +314%         +140%        +125%         +147%        +67%

1986 - 1995    +200       +360       +299          +171         +151          +192         +69

1985 - 1994    +205       +349       +282          +175         +158          +199         +77

1984 - 1993    +232       +333       +301          +233         +207          +271         +88

1983 - 1992    +246       +367       +346          +225         +203          +248         +99

1982 - 1991    +309       +452       +404          +316         +274          +353         +112

1981 - 1990    +243       +328       +267          +261         +242          +274         +122

1980 - 1989    +298       +426       +402          +236         +223          +240         +125

1979 - 1988    +252       +340       +352          +189         +187          +180         +125

1978 - 1987    +232       +289       +313          +165         +170          +153         +125

1977 - 1986    +221       +221       +264          +167         +171          +158         +125

1976 - 1985    +246       +211       +281          +173         +171          +155         +123

1975#-1984     +275       +143       +198          +134         N/A           +108         +113


________________

# Since July 26, 1975, the period in which Capital Research and Management Company has been the fund's adviser.

/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities, and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ The Lehman Brothers Corporate Bond Index is comprised of all public, fixed rate, non-convertible investment grade domestic corporate debt. Issues included in this index are rated at least Baa by Moody's Investors Service, BBB by Standard and Poor's Corporation or, in the case of bank bonds not rated by either of the previously mentioned services, BBB by Fitch Investors Service.

/4/ The Lehman Brothers Aggregate Bond Index covers all sectors of the fixed income market and is a combination of the Lehman Brothers Treasury Bond Index, the Agency Bond Index, the Corporate Bond Index, the Yankee Bond Index and the Mortgage Backed Securities Index.

/5/ The Salomon Brothers High-Grade Corporate Bond Index is comprised of a sample of high-grade corporate bonds which have a rating of AAA or AA by Standard and Poor's Corporation.

/6/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

If you are considering the fund for an
Individual Retirement Account. . .
Here's how much you would have if you had invested $2,000 on January 1 of each year in AMBAL over the past 5 and 10 years:

5 years                                10 years
(1/1/92-12/31/96)                      (1/1/87-12/31/96)
$13,907                                $38,437
                                       SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM



If you had                                        . . . and had taken
invested $10,000                                  all dividends and
in AMBAL this many                                capital gain
     years ago                                    distributions
                                                  in shares, your
                                                  investment would
                                                  have been worth
                                                  this much at
                                                       12/31/96

|                                                 |

Number                             Periods        Value
of Years                         1/1 - 12/31


1                                     1996
                                                  $10,668

2                                1995-1996
                                                  13,562

3                                1994-1996
                                                  13,602

4                                1993-1996
                                                  15,138

5                                1992-1996
                                                  16,568

6                                1991-1996
                                                  20,666

7                                1990-1996
                                                  20,336

8                                1989-1996
                                                  24,718

9                                1988-1996
                                                  27,900

10                               1987-1996
                                                  29,028

11                               1986-1996
                                                  33,926

12                               1985-1996
                                                  43,815

13                               1984-1996
                                                  47,884

14                               1983-1996
                                                  55,643

15                               1982-1996
                                                  71,984

16                               1981-1996
                                                  75,131

17                               1980-1996
                                                  85,884

18                               1979-1996
                                                  92,452

19                               1978-1996
                                                  98,157

20                               1977-1996
                                                  98,881

21                               1976-1996
                                                  124,510

22                               1975#-1996
                                                  131,475



__________________
# Since July 26, 1975, the period in which Capital Research and Management Company has been the fund's adviser.

Illustration of a $10,000 investment in AMBAL with dividends reinvested and capital gain distributions taken in shares
(for the period under CRMC management:  July 26, 1975 - December 31, 1996)

                                COST OF SHARES                                                                            VALUE OF
SHARES

Year           Annual         Dividends     Total          From Initial   From           From          Total
Ended          Dividends      (cumulative)   Investment     Investment     Capital Gains   Dividends     Value
Dec. 31                                     Cost                          Reinvested     Reinvested



1975#          $  305         $   305       $10,305        $ 9,629        -              $   319       $ 9,948

1976           594            899           10,899         11,513         -              1,020         12,533

1977           656            1,555         11,555         10,990         -              1,630         12,620

1978           709            2,264         12,264         11,059         -              2,345         13,404

1979           801            3,065         13,065         11,252         -              3,175         14,427

1980           1,050          4,115         14,115         12,008         -              4,490         16,498

1981           1,303          5,418         15,418         11,609         -              5,615         17,224

1982           1,474          6,892         16,892         13,865         -              8,415         22,280

1983           1,724          8,616         18,616         15,007         -              10,862        25,869

1984           1,852          10,468        20,468         13,838         $2,484         11,969        28,291

1985           1,912          12,380        22,380         16,025         4,520          15,982        36,527

1986           2,202          14,582        24,582         14,897         10,863         16,930        42,690

1987           2,710          17,292        27,292         13,934         12,167         18,305        44,406

1988           2,780          20,072        30,072         14,388         14,035         21,700        50,123

1989           3,284          23,356        33,356         15,695         18,227         26,993        60,915

1990           3,457          26,813        36,813         14,195         17,968         27,796        59,959

1991           3,684          30,497        40,497         16,575         21,807         36,383        74,765

1992           3,816          34,313        44,313         16,891         23,986         40,976        81,853

1993           4,072          38,385        48,385         17,290         27,761         46,029        91,080

1994           4,131          42,516        52,516         16,506         26,866         48,014        91,386

1995           4,335          46,851        56,851         19,464         35,427         61,288        116,179

1996           4,684          51,535        61,535         20,014         43,703         67,758        131,475


The dollar amount of capital gain distributions during the period was $35,296.

# Since July 26, 1975, the period in which Capital Research and Management Company has been the Fund's adviser.

 EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1967 (127 in all), those funds have had better total returns than the Standard and Poor's 500 Composite Stock Index in 91 of the 127 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

American Balanced Fund
Investment Portfolio                                                                          December 31, 1996
----------------------------------------------                       ---------     ---------          ---------
                                                                       Percent
                                                                            of
TEN LARGEST EQUITY HOLDINGS                                         Net Assets
Philip Morris                                                             1.81%
Atlantic Richfield                                                         1.68
Phillips Petroleum                                                         1.46
Amoco                                                                      1.43
DuPont                                                                     1.39
Ameritech                                                                  1.31
General Re                                                                 1.30
Warner-Lambert                                                             1.29
Fleet Financial                                                            1.27
Georgia-Pacific                                                            1.11


INVESTMENT MIX BY SECURITY TYPE
----------------------------------------------
Stocks                                                                      53%
Goverment Bonds                                                             22%
Corporate Bonds                                                             12%
Convertible Debentures                                                       1%
Cash                                                                        12%

                                                                                      Market            Percent
                                                                       Number          Value             of Net
STOCKS (common and preferred)                                        of Shares         (000)             Assets
----------------------------------------------                       ---------     ---------          ---------
ENERGY
Energy Sources- 5.57%
Amoco Corp.                                                            700,000       $56,350               1.43%
Atlantic Richfield Co.                                                 500,000        66,250               1.68
Exxon Corp.                                                            270,000        26,460                .67
Pennzoil Co.                                                           325,000        18,363                .46
Phillips Petroleum Co.                                               1,300,000        57,525               1.46
Royal Dutch Petroleum Co.
 (New York Registered Shares)                                          140,000        23,905                .61
Ultramar Diamond Shamrock Corp.                                        864,000        27,324                .69
Utilities: Electric & Gas - 2.66%
Baltimore Gas and Electric Co.                                         900,000        24,075                .61
Consolidated Edison Co. of New York, Inc.                              500,000        14,625                .37
Duke Power Co.                                                         500,000        23,125                .59
Pacific Gas and Electric Co.                                           700,000        14,700                .37
PP&L Resources, Inc.                                                   650,000        14,950                .38
Southwestern Public Service Co.                                        375,000        13,265                .34
                                                                                   ---------          ---------
                                                                                     380,917               9.66
                                                                                   ---------          ---------
MATERIALS
Chemicals - 1.99%
Dow Chemical Co.                                                       300,000        23,513                .60
E.I. du Pont de Nemours and Co.                                        580,000        54,737               1.39
Forest Products & Paper - 3.59%                                                                          #VALUE!
Bowater Inc.                                                           525,000        19,753                .50
Georgia-Pacific Corp.                                                  610,000        43,920               1.11
International Paper Co.                                                650,000        26,244                .67
Louisiana-Pacific Corp.                                              1,086,000        22,942                .58
Union Camp Corp.                                                       600,000        28,650                .73
Metals: Nonferrous - 1.09%
Aluminum Co. of America                                                675,000        43,031               1.09
                                                                                   ---------          ---------
                                                                                     262,790               6.67
                                                                                   ---------          ---------
CAPITAL EQUIPMENT
Data Processing & Reproduction - 0.23%
International Business Machines Corp.                                   60,000         9,060                .23
Electrical & Electronic - 1.33%
Nokia Corp., Class A (American Depositary Receipts)                    650,000        37,456                .95
Telefonaktiebolaget LM Ericsson, Class B
 (American Depositary Receipts)                                        500,000        15,094                .38
Industrial Components - 0.75%
Echlin Inc.                                                            600,000        18,975                .48
Rockwell International Corp.                                           175,000        10,653                .27
Machinery & Engineering- 1.21%
Caterpillar Inc.                                                       350,000        26,338                .67
Parker Hannifin Corp.                                                  550,000        21,312                .54
                                                                                   ---------          ---------
                                                                                     138,888               3.52
                                                                                   ---------          ---------
CONSUMER GOODS
Appliances & Household Durables - 0.51%
Philips Electronics NV (New York Registered Shares)                    500,000        20,000                .51
Automobiles - 1.32%
Ford Motor Co., Class A                                                750,000        23,906                .60
Volvo AB, Class B (American Depositary Receipts)                     1,300,000        28,275                .72
Beverages & Tobacco - 2.91%
PepsiCo, Inc.                                                          700,000        20,475                .52
Philip Morris Companies Inc.                                           635,000        71,517               1.81
UST Inc.                                                               700,000        22,663                .58
Food & Household Products - 1.02%
General Mills, Inc.                                                    400,000        25,350                .64
Sara Lee Corp.                                                         400,000        14,900                .38
Health & Personal Care - 5.32%
Abbott Laboratories                                                    102,500         5,202                .13
American Home Products Corp.                                           550,000        32,244                .82
Bristol-Myers Squibb Co.                                               200,000        21,750                .55
Eli Lilly and Co.                                                      200,000        14,600                .37
Kimberly-Clark Corp.                                                   285,000        27,146                .69
Merck & Co., Inc.                                                      300,000        23,775                .60
Pfizer Inc                                                             100,000         8,288                .21
Schering-Plough Corp.                                                  400,000        25,900                .66
Warner-Lambert Co.                                                     680,000        51,000               1.29
Recreation & Other Consumer Products - 1.44%
American Greetings Corp., Class A                                    1,300,000        36,887                .94
Polaroid Corp.                                                         450,000        19,575                .50
                                                                                   ---------          ---------
                                                                                     493,453              12.52
                                                                                   ---------          ---------
SERVICES
Broadcasting & Publishing - 1.12%
Gannett Co., Inc.                                                      350,000        26,206                .67
Time Warner Inc., preferred equity redemption
 cumulative stock                                                      135,000         5,231
Time Warner Inc.                                                       340,000        12,750                .45
Business & Public Services - 2.47%
ACNielsen Corp. /1/                                                    116,666         1,764                .05
Browning-Ferris Industries, Inc.                                     1,475,000        38,719                .98
Cognizant Corp. /1/                                                    350,000        11,550                .29
Dun & Bradstreet Corp.                                                 485,000        11,519                .29
Pitney Bowes Inc.                                                      350,000        19,075                .49
WMX Technologies, Inc.                                                 450,000        14,681                .37
Merchandising - 1.03%
Circuit City Stores, Inc.                                              550,000        16,569                .42
Wal-Mart Stores, Inc.                                                1,050,000        24,019                .61
Telecommunications - 3.15%
Ameritech Corp.                                                        850,000        51,531               1.31
AT&T Corp.                                                           1,000,000        41,750               1.06
MCI Communications Corp.                                               275,000         8,989                .23
U S WEST Communications Group                                          675,000        21,769                .55
                                                                                   ---------          ---------
                                                                                     306,122               7.77
                                                                                   ---------          ---------
FINANCE
Banking - 5.20%
BankAmerica Corp.                                                      400,000        39,900               1.01
CoreStates Financial Corp                                              340,000        17,638                .45
First Virginia Banks, Inc.                                             320,300        15,334                .39
Fleet Financial Group, Inc.                                          1,000,000        49,875               1.27
J.P. Morgan & Co. Inc.                                                  80,000         7,810                .20
National City Corp.                                                    600,000        26,925                .68
NationsBank Corp.                                                      300,000        29,325                .74
U.S. Bancorp                                                           400,000        17,975                .46
Financial Services - 0.83%
ADVANTA Corp., Class B                                                 300,000        12,263                .31
Beneficial Corp.                                                        90,000         5,704                .14
Federal National Mortgage Assn.                                        400,000        14,900                .38
Insurance - 5.24%
Allstate Corp.                                                         350,000        20,256                .51
American General Corp.                                                 500,000        20,437                .52
General Re Corp.                                                       325,000        51,269               1.30
Lincoln National Corp.                                                 230,000        12,075                .31
SAFECO Corp.                                                         1,000,000        39,437               1.00
St. Paul Companies, Inc.                                               460,000        26,968                .68
U S WEST, Inc., DECS convertible preferred shares                      216,700         6,907                .18
USLIFE Corp.                                                           875,000        29,094                .74
                                                                                   ---------          ---------
                                                                                     444,092              11.27
                                                                                   ---------          ---------
MULTI-INDUSTRY AND MISCELLANEOUS
Multi-Industry - 0.16%
Swire Pacific Offshore Financing Ltd. 9.33%
 Cumulative Guaranteed Perpetual Capital Securities /2/                240,000         6,326                .16
Miscellaneous - 1.94%
Other common stocks in initial period of acquisition                                  76,259               1.94
                                                                                   ---------          ---------
                                                                                      82,585               2.10
                                                                                   ---------          ---------
TOTAL STOCKS                                                                       2,108,847              53.51
                                                                                   ---------          ---------
----------------------------------------------                       ---------     ---------          ---------
                                                                     Principal
                                                                        Amount
CONVERTIBLE DEBENTURES                                                   (000)
----------------------------------------------                       ---------     ---------          ---------
CONVERTIBLE PREFERRED SECURITIES


                                                                                 -----------           --------
CONVERTIBLE DEBENTURES
Broadcasting & Publishing - 0.33%
Time Warner Inc. 0% 2012                                                $6,500         2,446
Time Warner Inc. 0% 2013                                                25,000        10,844                .33
Telecommunications  - 0.29%
U S WEST Communications Group 0% 2011                                   32,000        11,600                .29
Transportation: Airlines  - 0.08%
Airborne Freight Corp. 6.75% 2001                                        3,000         3,000                .08
                                                                                   ---------          ---------
TOTAL CONVERTIBLE DEVENTURES                                                          27,890                .70
                                                                                   ---------          ---------
TOTAL EQUITY-TYPE SECURITIES                                                       2,136,737              54.21
                                                                                   ---------          ---------
----------------------------------------------                       ---------     ---------          ---------
BONDS & NOTES
----------------------------------------------                       ---------     ---------          ---------
Industrials - 4.21%
360/0/ Communications Co. 7.125% 2003                                   $5,000         4,940
360/0/ Communications Co. 7.50% 2006                                     5,000         4,960                .25
Dayton Hudson Corp. 10.00% 2010                                          5,000         6,038
Dayton Hudson Corp. 9.50% 2015                                           1,000         1,173                .18
Deere & Co. 8.95% 2019                                                   7,330         8,290                .21
Federal Paper Board Co., Inc. 10.00% 2011                               10,000        12,383                .31
Freeport McMoRan Copper & Gold Inc. 7.20% 2026                           8,000         7,960                .20
General Motors Corp. 8.80% 2021                                         10,000        11,398                .29
Inco Ltd. 9.875% 2019                                                    4,200         4,500
Inco Ltd. 9.60% 2022                                                     5,000         5,448                .25
May Department Stores Co. 9.875% 2021                                    6,500         7,310                .19
Mobil Corp. 8.00% 2032                                                   5,000         5,201                .13
News America Holdings Inc. 10.125% 2012                                  4,000         4,587
News America Holdings Inc. 7.43% 2026                                   10,000        10,100                .37
Occidental Petroleum Corp. 8.50% 2004                                    2,500         2,512
Occidental Petroleum Corp. 9.25% 2019                                    3,000         3,596                .15
OXYMAR 7.50% 2016 /2/                                                    6,000         5,760                .15
Philips Electronics NV 7.20% 2026                                       10,000        10,137                .26
Pohang Iron & Steel Co., Ltd. 7.375% 2005                                3,500         3,548                .09
Polaroid Corp. 8.00% 1999                                               10,000        10,264                .26
Swire Pacific Ltd. 8.50% 2004 /2/                                        5,000         5,357                .14
TCI Communications, Inc. 8.75% 2015                                      4,000         3,952                .10
Tele-Communications, Inc. 9.25% 2023                                     3,000         2,916                .07
Time Warner Inc. 7.75% 2005                                              5,000         5,030
Time Warner Inc. 9.125% 2013                                             5,000         5,458                .27
TKR Cable I, Inc. 10.50% 2007                                            4,000         4,204                .11
USX Corp. 9.375%  2012                                                   7,700         8,935                .23
                                                                                   ---------          ---------
                                                                                     165,957               4.21
                                                                                   ---------          ---------
Electric Utilities - 0.29%
Big Rivers Electric Corp. 10.70% 2017                                    4,000         4,331                .11
Israel Electric Corp. Ltd. 7.25% 2006 /2/                                7,000         6,983                .18
                                                                                   ---------          ---------
                                                                                      11,314                .29
                                                                                   ---------          ---------
Gas Utilities - 0.26%
Columbia Gas System, Inc., Series E, 7.32% 2010                          5,000         4,917                .12
Southern California Gas Co., Series Y, 8.75% 2021                        5,000         5,320                .14
                                                                                   ---------          ---------
                                                                                      10,237                .26
                                                                                   ---------          ---------
Telephone - 0.25%
AT&T Corp. 8.625% 2031                                                   9,350         9,901                .25
                                                                                   ---------          ---------
Transportation - 1.71%
Airplanes Pass Through Trust, pass-through
 certificates, Series 1, Class B, 6.705% 2019 /3/ /4/                    4,856         4,881
Airplanes Pass Through Trust, pass-through
 certificates, Series 1, Class C, 8.15% 2019 /3/                         7,500         7,772                .32
Continental Airlines, Inc., pass-through certificates,
 Series 1996-2B, 8.56% 2014 /3/                                          2,000         2,175
Continental Airlines, Inc., pass-through certificates,
 Series 1996-A, 6.94% 2015 /3/                                          10,000         9,900                .31
Delta Air Lines, Inc., pass-through certificates,
 Series 1992-A2, 9.20% 2014 /3/                                          1,500         1,660
Delta Air Lines, Inc., pass-through certificates,
 Series 1993-A2, 10.50% 2016 /3/                                         5,000         6,108                .20
Federal Express Corp., pass-through certificates,
 Series 1996-A1, 7.85% 2015 /3/                                         10,000        10,382                .26
United Air Lines, Inc. 10.67% 2004                                       5,000         5,913
United Air Lines, Inc., pass-through certificates,
 Series 1995-A1, 9.02% 2012 /3/                                          6,235         6,747
United Air Lines, Inc., pass-through certificates,
 Series 1995-A2, 9.56% 2018 /3/                                          4,000         4,529                .44
USAir, Inc., Class A, 6.76% 2008                                         7,305         7,132                .18
                                                                                   ---------          ---------
                                                                                      67,199               1.71
                                                                                   ---------          ---------
Financial - 2.52%
Aetna Services, Inc. 6.97% 2036                                         10,000        10,183                .26
American Re Corp. 10.875% 2004                                           5,000         5,387                .14
Bank of Nova Scotia 5.875% /4/                                           4,000         3,460                .09
BankAmerica Corp. 8.95% 2004                                             1,900         2,016                .05
Beneficial Corp. 12.875% 2013                                            1,500         1,711                .04
Canadian Imperial Bank of Commerce
 Eurodollar Note 5.813% /4/                                              1,600         1,366                .03
Capital One Bank 8.33% 1997                                              5,000         5,010
Capital One Bank 7.35% 2000                                             10,000        10,154                .51
Capital One Bank 7.15% 2006                                              5,000         5,080
Den Danske Bank AS 7.25% 2005 /2/                                        5,000         5,033                .13
Den Norske CreditBank 5.75% /4/                                          3,000         2,584                .07
First Union Corp. 6.824%/7.574% 2026                                     7,500         7,521                .19
General Motors Acceptance Corp. 9.375% 2000                              5,000         5,405
General Motors Acceptance Corp. 9.625% 2000                              4,000         4,351
General Motors Acceptance Corp. 9.625% 2001                              7,000         7,843                .56
General Motors Acceptance Corp. 8.75% 2005                               4,000         4,424
Golden West Financial Corp. 10.25% 2000                                  1,400         1,574                .04
Metropolitan Life Insurance Co. 7.45% 2023 /2/                           7,500         6,981                .18
Midland Bank PLC 5.875% /4/                                              4,000         3,519                .09
Terra Nova Insurance (UK) Holdings PLC  10.75% 2005                      5,000         5,663                .14
                                                                                   ---------          ---------
                                                                                      99,265               2.52
                                                                                   ---------          ---------
Real Estate - 0.43%
ERP Operating LP 7.95% 2002                                              1,500         1,556                .04
Irvine Co. 7.46% 2006 /2/ /5/                                            2,500         2,389                .06
Security Capital Industrial Trust 7.95% 2008                             3,000         3,085
Security Capital Industrial Trust 7.875% 2009                            5,000         5,142                .21
Shopping Center Associates 6.75% 2004 /2/                                5,000         4,860                .12
                                                                                   ---------          ---------
                                                                                      17,032                .43
                                                                                   ---------          ---------

Collateralized Mortgage/Asset-Backed
Obligations /3/ -  2.08%
Aames Mortgage Trust, pass-through certificates,
 Series 1996-D, Class A-1E, 6.87% 2024                                   5,000         4,976                .13
Case Equipment Loan Trust, Series 1995-A, 7.30% 2002                     4,705         4,758                .12
Collateralized Mortgage Obligation Trust 28,
 Class Z, 8.45% 2017                                                    18,903        19,299                .49
FIRSTPLUS Home Loan Owner Trust, Series 1996-4,
 Class A-3, 6.28% 2009                                                   5,000         4,956                .12
Green Tree Financial Corp., Net Interest Margin
 Trust, Series 1995-A, 7.25% 2005                                        6,578         6,570
Green Tree Financial Corp., Seller and Servicer
 Manufactured Housing Contract, Series 1995-9,
 Class A-5, 6.80% 2027                                                  10,000         9,850                .42
Grupo Financiero Banamex Accival, SA de CV
 0% 2002 /2/                                                             5,509         4,359                .11
IMC Home Equity Loan Trust, Series 1996-4,
 Class A-1, 6.59% 2011                                                   4,613         4,613                .12
J.P. Morgan Commercial Mortgage Finance Corp.,
 pass-through certificates, Series 1996-C3,
 Class A-1, 7.33% 2028                                                   4,926         5,030                .13
Jet Equipment Trust, Series 1995-B, Class B,
 7.83% 2015 /2/                                                          7,781         8,029
Jet Equipment Trust, Series 1995-A, Class B,
 8.64% 2015 /2/                                                          4,858         5,271                .33
Merrill Lynch Mortgage Investors, Inc., Seller
 Manufactured Housing Contract, Series 1995-C2,
 Class A-1, 7.219% 2021                                                  4,129         4,191                .11
                                                                                   ---------          ---------
                                                                                      81,902               2.08
                                                                                   ---------          ---------
Governments (excluding U.S. Government) and
 Governmental Authorities - 0.25%
British Columbia Hydro and Power Authority
 12.50% 2014                                                             2,000         2,310                .06
United Mexican States 7.563% 2001 /2/                                    7,500         7,516                .19
                                                                                   ---------          ---------
                                                                                       9,826                .25
                                                                                   ---------          ---------
Federal Agency Obligations - Mortgage Pass-Throughs /3/ - 3.08%
Federal Home Loan Mortgage Corp.:
 8.50% 2008                                                                261           274
 10.00% 2018                                                             9,059         9,914
 8.50% 2020                                                              8,338         8,738                .57
 7.50% 2022                                                                771           775
 7.50% 2024                                                              2,723         2,729
Federal National Mortgage Assn.:
 7.00% 2008                                                              4,464         4,486
 7.50% 2026                                                             20,000        19,987                .62
Government National Mortgage Assn.:
 11.00% 2015                                                                99           113
 9.50% 2018                                                                124           134
 10.50% 2019                                                                80            90
 8.00% 2023                                                              4,948         5,113
 8.00% 2024                                                              4,725         4,820               1.89
 8.50% 2025                                                              2,621         2,716
 7.50% 2026                                                             24,572        24,580
 8.00% 2026                                                             34,986        35,689
 8.50% 2026                                                              1,060         1,099
                                                                                   ---------          ---------
                                                                                     121,257               3.08
                                                                                   ---------          ---------
Federal Agency Obligations -  Other - 2.04%
Federal Home Loan Mortgage Corp.:
 6.945% 2005                                                             6,500         6,389
 6.555% 2006                                                            10,000         9,652                .41
Federal National Mortgage Assn.:
 8.16% 2000                                                             20,000        20,084
 8.71% 2005                                                             22,000        22,587               1.08
FNSM Callable Principal STRIPS:
 0%/8.20% 2022 /6/                                                      10,000         8,516
 0%/8.25% 2022 /6/                                                       1,500         1,285                .25
Student Loan Marketing Assn. 7.67% 2000                                 11,850        11,894                .30
                                                                                   ---------          ---------
                                                                                      80,407               2.04
                                                                                   ---------          ---------
U.S. Treasury Obligations - 16.59%
4.75% February 1997                                                     50,000        49,946               1.27
8.50% July 1997                                                         20,000        20,322                .51
8.875% November 1997                                                    25,000        25,672                .65
5.625% January 1998                                                     30,000        29,986                .76
6.125% March 1998                                                       50,000        50,242               1.27
6.25% July 1998                                                         50,000        50,320               1.28
8.25% July 1998                                                         25,000        25,890                .65
5.875% August 1998                                                      20,000        20,009                .51
6.75% June 1999                                                         15,000        15,265                .39
6.875% July 1999                                                        25,000        25,508                .65
7.75% November 1999                                                     25,000        26,121                .66
7.125% February 2000                                                    70,000        72,067               1.83
8.875% May 2000                                                          8,000         8,668                .22
8.75% August 2000                                                        7,500         8,128                .21
13.125% May 2001                                                         2,000         2,522                .06
14.25% February 2002                                                     2,000         2,698                .07
10.75% February 2003                                                    12,800        15,672                .40
11.125% August 2003                                                      8,500        10,683                .27
7.25% May 2004                                                          25,000        26,305                .67
7.25% August 2004                                                       20,000        21,050                .53
10.75% August 2005                                                       8,500        10,905                .27
8.75% November 2008                                                     10,000        11,228                .28
10.375% November 2009                                                   20,000        24,709                .63
10.375% November 2012                                                   78,000       100,449               2.55
                                                                                   ---------          ---------
                                                                                     654,365              16.59
                                                                                   ---------          ---------
TOTAL BONDS & NOTES                                                                1,328,662              33.71
                                                                                   ---------          ---------
----------------------------------------------                       ---------     ---------          ---------
SHORT-TERM SECURITIES
----------------------------------------------                       ---------     ---------          ---------
Corporate Short-Term Notes - 11.80%
American Express Credit Corp. 5.33% due 1/23-2/3/97                     37,900        37,714                .96
Beneficial Corp. 5.30% due 1/8/97                                       21,700        21,674                .54
E.I. du Pont de Nemours and Co. 5.27% due 1/14/97                       14,400        14,370                .36
Emerson Electric Co. 5.32% due 1/21-1/24/97                             35,000        34,882                .89
Ford Motor Credit Co. 5.31%-5.32% due 1/13-1/17/97                      35,300        35,224                .89
General Electric Capital Corp. 5.31%-6.50%
 due 1/2-1/9/97                                                         52,700        52,648               1.34
IBM Credit Corp. 5.30%-5.49% due 1/7-1/29/97                            48,600        48,443               1.23
International Lease Finance Corp. 5.26%-5.30%
 due 1/10-2/24/97                                                       51,500        51,340               1.30
Kellogg Co. 5.37% due 2/5/97 /2/                                        34,500        34,315                .87
Lucent Technologies Inc. 5.30% due 2/19/97                              31,200        30,966                .79
PepsiCo, Inc. 5.35%-5.37% due 1/17-1/24/97                              38,600        38,491                .98
U S WEST Communications, Inc. 5.30%-5.35%
 due 1/31-2/24/97                                                       65,600        65,157               1.65
                                                                                   ---------          ---------
                                                                                     465,224              11.80
                                                                                   ---------          ---------
Federal Agency Short-Term Obligations - 0.61%
Federal Home Loan Mortgage Corp. 5.295%-5.34%
 due 1/23-2/20/97                                                       23,830        23,705                .61
                                                                                   ---------          ---------
TOTAL SHORT-TERM SECURITIES                                                          488,929              12.41
                                                                                   ---------          ---------
TOTAL INVESTMENT SECURITIES
 (cost: $3,474,889,000)                                                            3,954,328             100.33
Excess of payables over cash and receivables                                          13,075                .33
                                                                                   ---------          ---------
NET ASSETS                                                                        $3,941,253             100.00%
                                                                                    ========           ========

/1/ Non-income-producing securities.

/2/ Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.

/3/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made.  Therefore, the effective maturity is shorter than the stated maturity.

/4/ Coupon rates may change periodically.

/5/ Valued under procedures established by the Board of Directors.

/6/ Represents a zero-coupon bond which will convert to an interest-bearing security at a later date.

See Notes to Financial Statements

----------------------------------------------
Equity-type securities appearing in the
portfolio since June 30, 1996
----------------------------------------------
ADVANTA
Browning-Ferris Industries
Echlin
Pennzoil
PepsiCo
Polaroid
Southwestern Public Service
Swire Pacific Offshore Financing
Telefonaktiebolaget LM Ericsson
Ultramar Diamond Shamrock

----------------------------------------------
Equity-type securities eliminated from the
portfolio since June 30, 1996
----------------------------------------------
Anheuser-Busch
Boatmen's Bancshares
Chevron
Columbia/HCA Healthcare
CSX
Dow Jones
Federal Home Loan Mortgage
First Hawaiian Bank
Goodyear Tire & Rubber
Great Lakes Chemical
Hanson America
Minnesota Mining and Manufacturing
Union Pacific
Unocal

American Balanced Fund
Financial Statements
------------------------------------ ---------------- ----------------
Statement of Assets and Liabilities                   (dollars in
at December 31, 1996                                   thousands)
------------------------------------ ---------------- ----------------
Assets:
Investment securities at market
 (cost: $3,474,889)                                    $3,954,328
Cash                                                          566
Receivables for -
 Sales of investments                          $5,944
 Sales of fund's shares                         7,368
 Dividends and accrued interest                28,005      41,317
                                     ---------------- ----------------
                                                        3,996,211
Liabilities:
Payables for -
 Purchases of investments                      49,833
 Repurchases of fund's shares                   3,413
 Management services                            1,010
 Accrued expenses                                 702      54,958
                                     ---------------- ----------------
Net Assets at December 31, 1996 -
 Equivalent to $14.55 per share on
 270,878,634 shares of $1 par value
 capital stock outstanding (authorized
 capital stock-500,000,000 shares)                     $3,941,253
                                                       ==========

Statement of Operations
for the year ended December 31, 1996                  (dollars in
                                                       thousands)
------------------------------------ ---------------- ----------------
Investment Income:
Income:
 Dividends                                   $ 56,691
 Interest                                     108,074   $ 164,765
                                     ----------------
Expenses:
 Management services fee                       10,835
 Distribution expenses                          8,808
 Transfer agent fee                             2,582
 Reports to shareholders                          223
 Registration statement and prospect              431
 Postage, stationery and supplies                 403
 Directors' fees                                   95
 Auditing and legal fees                           48
 Custodian fee                                    104
 Taxes other than federal
  income tax                                        2
 Other expenses                                    63      23,594
                                     ---------------- ----------------
 Net investment income                                    141,171
                                                      ----------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                         240,061
Net increase in unrealized appreciation on
 investments:
 Beginning of year                            416,140
 End of year                                  479,439      63,299
                                     ---------------- ----------------
 Net realized gain and increase in unrealized
  appreciation on investments                             303,360
                                                      ----------------
Net Increase in Net Assets Resulting
 from Operations                                         $444,531
                                                       ==========


------------------------------------ ---------------- ----------------
Statement of Changes in Net Assets                    (dollars in
                                                       thousands)

                                    Year ended December 31
                                                  1996        1995
------------------------------------ ---------------- ----------------
Operations:
Net investment income                     $   141,171 $   110,555
Net realized gain on investments              240,061     113,063
Net increase in unrealized appreciation
 on investments                                63,299     377,528
                                     ---------------- ----------------
 Net increase in net assets
  resulting from operations                   444,531     601,146
                                     ---------------- ----------------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income         (135,064)   (105,991)
Distributions from net realized gain on
 investments                                 (214,394)    (97,006)
                                     ---------------- ----------------
 Total dividends and distributions           (349,458)   (202,997)
                                     ---------------- ----------------

Capital Share Transactions:
Proceeds from shares sold: 78,359,035
 and 64,847,892 shares, respectively        1,133,395     866,745
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 22,959,812 and 14,004,916 shares,
 respectively                                 330,564     189,603
Cost of shares repurchased: 45,858,362
 and 36,977,727 shares, respectively         (665,292)   (488,870)
                                     ---------------- ----------------

 Net increase in net assets resulting from
  capital share transactions                  798,667     567,478
                                     ---------------- --------------

Total Increase in Net Assets                  893,740     965,627

Net Assets:
Beginning of year                           3,047,513   2,081,886
                                     ---------------- ----------------
End of year (including undistributed
 net investment income:  $16,361
 and $10,254, respectively)                $3,941,253  $3,047,513
                                           ==========  ==========



See Notes to Financial Statements

Notes to Financial Statements

1. American Balanced Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income, and long-term growth of both capital and income by investing in stocks and fixed-income securities. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Nonconvertible bonds, debentures and other long-term debt securities are valued at prices obtained from a bond pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $104,000 includes $53,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 1996, net unrealized appreciation on investments for federal income tax purposes aggregated $479,427,000, of which $511,400,000 related to appreciated securities and $31,973,000 related to depreciated securities. During the year ended December 31, 1996, the fund realized, on a tax basis, a net capital gain of $240,094,000 on securities transactions. The cost of portfolio securities for federal income tax purposes was $3,474,901,000 at December 31, 1996.

3. The fee of $10,835,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.42% of the first $500 million of average net assets; 0.324% of such assets in excess of $500 million but not exceeding $1 billion; 0.30% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.282% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.27% of such assets in excess of $2.5 billion but not exceeding $4 billion; and 0.264% of such assets in excess of $4 billion.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1996, distribution expenses under the Plan were limited to $8,808,000, representing 0.25% of average net assets. Had no limitation been in effect, the fund would have paid 9,022,000 in distribution expenses under the Plan. As of December 31 1996, accrued and unpaid distribution expenses were $521,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $2,582,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,545,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1996, aggregate amounts deferred and earnings thereon were $174,000.
 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.
4. As of December 31, 1996, accumulated undistributed net realized gain on investments was $41,664,000 and additional paid-in capital was $3,132,910,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $1,879,146,000 and $1,319,612,000, respectively, during the year ended December 31, 1996.


SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



Per-Share Data and Ratios

                                                                        Year    ended  December         31
                                                            -------  -------  -------   -------   -------
                                                                1996     1995     1994     1993      1992
                                                            -------  -------  -------   -------   -------
Net Asset Value, Beginning of Year                           $14.15   $12.00   $12.57    $12.28    $12.05
                                                            -------  -------  -------   -------   -------
 Income from Investment Operations:
  Net investment income                                         .57      .57      .57       .59       .61
  Net realized and unrealized gain
   (loss) on investments                                       1.24     2.61     (.53)      .76       .49
                                                            -------  -------  -------   -------   -------
   Total income from
    investment operations                                      1.81     3.18      .04      1.35      1.10
                                                            -------  -------  -------   -------   -------
 Less Distributions:
  Dividends from net investment
   income                                                      (.56)    (.56)    (.56)     (.60)     (.60)
  Distributions from net realized
   gains                                                       (.85)    (.47)    (.05)     (.46)     (.27)
                                                            -------  -------  -------   -------   -------
   Total Distributions                                        (1.41)   (1.03)    (.61)    (1.06)     (.87)
                                                            -------  -------  -------   -------   -------
Net Asset Value, End of Year                                 $14.55   $14.15   $12.00    $12.57    $12.28
                                                             ======  =======  =======   =======   =======

Total Return /1/                                              13.17%   27.13%     .34%    11.27%     9.48%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                                              $3,941   $3,048   $2,082    $1,710    $1,067
 Ratio of expenses to average
  net assets                                                   .67%      .67%     .68%      .71%      .74%
 Ratio of net income to average
  net assets                                                  4.01%     4.38%    4.76%     4.74%     5.19%
 Average commissions paid per share /2/                      5.78 c    6.16 c   6.25 c    6.81 c    7.21 c
 Portfolio turnover rate                                     43.85%    39.03%   32.05%    27.81%    17.00%

/1/  Calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

/2/  Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as fixed-income transactions, are excluded.




Independent Auditors' Report
To the Board of Directors and Shareholders of American Balanced Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of American Balanced Fund, Inc. (the "Fund"), including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American Balanced Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
January 29, 1997

1996 Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                Dividends and Distributions per Share

To Shareholders      Payment Date        From Net   From Net      From Net
of Record                                Investment Realized      Realized
                                         Income     Short-Term    Long-Term
                                                    Gains         Gains
February 9, 1996     February 12, 1996    $0.14         -          $0.08

May 17, 1996         May 20, 1996          0.14         -             -

August 16, 1996      August 19, 1996       0.14         -             -

December 13, 1996    December 16, 1996     0.14         -           0.77


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 34% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 22% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.